Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands		Mar. 31, 2026 CNY (¥)	Mar. 31, 2026 USD ($)	Mar. 31, 2025 CNY (¥)
Prepayments and Other Current Assets [Abstract]
Prepayments for purchases of products	[1]	¥ 56,209		¥ 60,581
Vendor rebate receivables	[2]	10,615		6,446
Value-added tax (“VAT”) deductible	[3]	903		872
Loan receivables	[4]	4,826		4,532
Sales return assets		20		1,911
Deposits	[5]	346		1,152
Others		14,717		14,971
Total		¥ 87,636	$ 12,704	¥ 90,465

[1]	Prepayments for purchases of products represent cash prepaid to the Company’s third-party brand partners for the procurement of products.
[2]	Vendor rebate receivables represent the rebates to be received by the Company from its suppliers after certain levels of purchases are achieved.
[3]	VAT recoverable represents the balances that the Company can utilize to deduct its value-added tax liabilities within the next 12 months.
[4]	The balance represents loan receivables due from certain third-party companies and individuals. From April 2022 to March 2025, the Company entered into several loan agreements with aggregate principal amount of RMB16.2 million. The maturity dates of these loans are from July 2023 to January 2027. The interest rates ranged from 0% to 4% per annum. As of March 31, 2025 and 2026, the balances of loan receivables were RMB4.5 million and RMB 4.8 million, respectively.
[5]	Between September and November 2023, the Company’s Hong Kong subsidiary wired to a financial advisor an aggregate of approximately US$4.1 million as a deposit pursuant to an agreement entered into with this financial advisor for the Company’s future mergers and acquisitions. The full amount of the deposit has been returned to the Company in June 2024.